UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934




   Date of Report (Date of earliest event reported)	March 31, 2001
                                                    -------------------------
                                MBNA Corporation
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   (Exact name of registrant as specified in its charter)



           Maryland                    1-10683             52-1713008
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   (State or other jurisdiction     (Commission       (I.R.S. Employer
        of incorporation)           File Number)       Identification No.)



             Wilmington, Delaware                             19884-0141
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   (Address of principal executive offices)                   (Zip Code)


   Registrant's telephone number, including area code     (800) 362-6255
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       (Former name or former address, if changed since last report.)




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Item 5.  Other Events

      The net credit losses and loan delinquencies for MBNA America Bank, N.A. ("the Bank"), a wholly owned subsidiary of MBNA Corporation, for its loan receivables and its managed loans for March 31, 2001, were as presented in the table below.

                                      Net
                                 Credit Losses     Delinquency (3)
                                 -------------     -----------
                                 (Annualized)

Loan Receivables (1)...........       2.47%            3.72%

Managed Loans (2)..............       4.39             4.63


(1) Loan delinquency does not include securitized loans or loans held for securitization.
(2) Managed loans include the Bank's loans held for securitization, loan portfolio, and securitized loans.
(3) Delinquency represents loans which are 30 days or more past due.



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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.








                                                      MBNA CORPORATION


Date:  April 12, 2001	                 By:  /s/     M. Scot Kaufman
                                               -------------------------------
                                                       M. Scot Kaufman
                                               Senior Executive Vice President
                                                 and Chief Financial Officer